UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Strategic Income Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	8.37%	8.24%	9.10%	5.62%
Class B	7.45%	7.29%	8.22%	4.65%
Class C	7.41%	7.31%	8.30%	4.83%
Lehman Brothers US Government/Credit Index+	4.88%	3.74%	4.57%	6.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/06	$ 4.68	$ 4.68	$ 4.71
10/31/05	$ 4.69	$ 4.69	$ 4.72
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .38	$ .34	$ .34
October Income Dividend	$ .0235	$ .0204	$ .0203
SEC 30-day Yield as of 10/31/06++	5.06%	4.46%	4.62%
Current Annualized Distribution Rate as of 10/31/06++	6.03%	5.23%	5.17%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.34% for Class B, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.11% for Class B, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class A Lipper Rankings — Multi-Sector Income Funds as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	122	8
3-Year	8	of	105	8
5-Year	18	of	87	21
10-Year	35	of	52	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Lehman Brothers US Government/Credit Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,349	$12,112	$14,763	$16,495
	Average annual total return	3.49%	6.59%	8.10%	5.13%
Class B	Growth of $10,000	$10,446	$12,151	$14,743	$15,755
	Average annual total return	4.46%	6.71%	8.07%	4.65%
Class C	Growth of $10,000	$10,741	$12,358	$14,900	$16,020
	Average annual total return	7.41%	7.31%	8.30%	4.83%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,488	$11,163	$12,503	$18,412
	Average annual total return	4.88%	3.74%	4.57%	6.29%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Strategic Income Fund	1 Year	Life of Class*
Class S	8.57%	5.15%
Lehman Brothers US Government/Credit Index+	4.88%	2.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 4.68
10/31/05	$ 4.69
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .39
October Income Dividend	$ .0246
SEC 30-day Yield as of 10/31/06++	5.26%
Current Annualized Distribution Rate as of 10/31/06++	6.31%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Multi-Sector Income Funds as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	122	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Lehman Brothers US Government/Credit Index+

Comparative Results as of 10/31/06
DWS Strategic Income Fund		1 Year	Life of Class*
Class S	Growth of $10,000	$10,857	$10,916
	Average annual total return	8.57%	5.15%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,488	$10,508
	Average annual total return	4.88%	2.87%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,049.10	$ 1,044.70	$ 1,044.40	$ 1,050.30
Expenses Paid per $1,000*	$ 5.78	$ 9.95	$ 9.58	$ 5.17
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,019.56	$ 1,015.48	$ 1,015.83	$ 1,020.16
Expenses Paid per $1,000*	$ 5.70	$ 9.80	$ 9.45	$ 5.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.12%	1.93%	1.86%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

In the following interview, Portfolio Managers Bill Chepolis and Gary Sullivan discuss market conditions and investment strategy during DWS Strategic Income Fund's most recent annual period ended October 31, 2006.

Q: How did the fund perform over the 12-month period ended October 31, 2006?

A: For the 12-month period ended October 31, 2006, the fund's Class A shares provided a 8.37% total return, compared with the 4.88% total return of the fund's benchmark, the Lehman Brothers US Government/Credit Bond Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund also outperformed the 6.54% median return of its peers in the Lipper Multi-Sector Income Funds category.2

1 The Lehman Brothers US Government/Credit Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index or Lipper category.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: The past year was somewhat mixed for fixed-income investors as, for the majority of the period, the US Federal Reserve Board (the Fed) remained on its tightening course. The Fed raised interest rates six times during the period for a total of 1.50% leaving the overnight Federal Funds rate at 5.25% as of October 31, 2006. The yield on the 10-year US Treasury Note started the year at approximately 4.55% and peaked close to 5.25% midway through the period. However, it ended the period with a rally on investors' outlook that the Fed was taking a pause on, or possibly nearing the end of, its tightening course. At the close of the year, the 10-year Treasury yield stood at 4.60%. Overall, Treasuries posted a return of 4.43% for the period as represented by the Lehman Brothers US Treasury Index.

Although bouts of volatility periodically affected the performance of the high-yield and emerging-markets debt markets, the investment backdrop remained broadly positive. Both the high-yield and emerging-market debts markets exhibited a firm tone as the solid fundamental underpinnings of both asset classes remained in place. For the 12-month period ended October 31, 2006, the high yield market returned 10.29%, as measured by the Credit Suisse High Yield Index, and the emerging-markets debt returned 11.24%, as measured by the JP Morgan EMBI Global Diversified Index.3 High-yield bonds were helped by a strong economy and low defaults. This strength was seen as high-yield spreads narrowed approximately 36 basis points during the period, again approaching near historical lows. At the close of the period, the high-yield spread stood at 357 basis points versus 393 basis points 12 months ago. Emerging-markets debt securities continued to be supported by high oil prices, a generally stable political backdrop and continued fundamental improvement. The emerging-markets debt spread-to-worst narrowed 43 basis points to end the period at 203 basis points versus 246 basis points at October 31, 2005.4

3 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. The JP Morgan EMBI Global Diversified is a uniquely weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund's sector allocations and country selection affect performance?

A: The fund maintained overweight exposures in both high-yield and emerging-markets bonds throughout the year, and this positioning was one of the larger contributors to relative performance during the period. In the middle of the year, spreads of high-yield and emerging-markets debt issues narrowed, and we tactically decreased our exposure to these sectors. However, in the second half of the period spreads in both of these sectors widened somewhat from near their historical lows, and in our opinion reflected more fair value. Given this opinion, coupled with our opinion that fundamentals in both high-yield and emerging-markets debt remained sound, we added to our exposure in both of these asset classes. Among the fund's holdings of sovereign debt, our overweight exposure in Hellenic Republic* and United Kingdom Gilt* government bonds helped performance.5 In the US portion of the fund, we remained more defensive as we were cautious on the actions of the Fed and the potential for higher interest rates. This strategy resulted in a shorter duration position for the fund and helped to mitigate interest rate volatility incurred during the period. We held agency securities (though a small percentage of the portfolio) when we believed they offered an attractive yield advantage over Treasuries.

* As of October 31, 2006, the positions were sold.

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JP Morgan EMBI Global Diversified Index from December 31, 1997 to October 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in emerging-markets debt bonds.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you comment on developments in the emerging markets over the period?

A: In general, the emerging markets performed strongly over the period. Stepped-up investor demand coupled with continued strong commodity prices supported emerging-markets debt returns. Argentina was one of the top-performing countries for the period, as the country successfully completed a bond restructuring and continued to enjoy strong growth and political stability. Our overweight position in Argentina added to overall relative performance. Uruguay was also a strong performer. Robust economic activity and an upgrade from Standard and Poor's® in the country's long-term foreign and local currency sovereign credit rating added to Uruguay's returns. We were overweight in Uruguay, which benefited relative returns for the period. Another country that performed well during the period was Brazil. A pickup in growth led by industrial production and declining inflation benefited Brazilian sovereign bond returns. In addition, during the period Brazil paid down its Brady debt, which also helped to lift its sovereign bond prices. As the bond prices of Brazil increased, we reduced our exposure in Brazil in favor of countries which, in our opinion, offered more attractive risk-adjusted relative value such as Peru.

Q: How did the fund's currency stance influence performance?

A: On average, approximately 20% of the portfolio was invested in nondollar assets during the period. We favored euro, and British pound assets, and increased our exposure to these currencies and bond markets over the past six months. Our exposure to the euro, yen, and British pound benefited relative performance as all of these currencies appreciated versus the US dollar.

Q: What is your current assessment of the fixed-income environment?

A: The near-term prospects of the economy look good as global and US economic growth is relatively stable. However, we remain somewhat cautious on overall inflation mainly because of the impact of high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. As a result, we remain positioned somewhat conservatively with respect to the fund's duration and interest rate exposure in the US. Still, the underlying economic environment is stable, the Fed appears to be moving steadily to a neutral monetary policy, and US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

We anticipate that the fund will maintain a slightly higher overall credit quality. The yield advantage provided by both high-yield and emerging-markets issues has been relatively narrow measured by their historical long-term averages. Despite these narrower yield spreads, we believe the fundamentals of high-yield and emerging-markets debt remain sound, and both asset classes continue to offer a yield advantage over US and foreign government and corporate securities. Therefore, we will continue to opportunistically add to, or subtract from, the fund's exposures in these asset classes in an effort to enhance yield and deliver strong risk-adjusted returns.

Going forward, we will continue to monitor the global economy as well as the relative value provided by sovereign, emerging-markets, and high-yield issuers. We believe that DWS Strategic Income Fund remains an attractive vehicle for investors seeking a potentially high current return from a broad-based, actively managed portfolio of bonds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Corporate Bonds	30%	38%
Foreign Bonds — US$ Denominated	28%	27%
Cash Equivalents	14%	3%
Foreign Currency Bonds	13%	22%
US Treasury Obligations	13%	10%
US Government Sponsored Agencies	2%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/06	10/31/05

AAA*	27%	24%
AA	1%	4%
A	5%	7%
BBB	5%	5%
BB	16%	14%
B	25%	28%
CCC and CC	8%	12%
Not Rated	13%	6%
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	10/31/06	10/31/05

Average maturity	7.1 years	7.7 years
Average duration	5.1 years	5.6 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 29.3%
Consumer Discretionary 7.9%
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	320,000	304,000
AMC Entertainment, Inc., 8.0%, 3/1/2014	480,000	460,200
American Achievement Corp., 8.25%, 4/1/2012	40,000	40,800
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	155,000	147,250
Aztar Corp., 7.875%, 6/15/2014	715,000	769,519
Buffets, Inc., 144A, 12.5%, 11/1/2014	155,000	155,775
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	90,000	94,275
Caesars Entertainment, Inc., 8.875%, 9/15/2008	245,000	255,106
Charter Communications Holdings LLC:
8.625%, 4/1/2009	15,000	14,250
9.625%, 11/15/2009 (b)	10,000	9,500
10.25%, 9/15/2010	1,080,000	1,115,100
Series B, 10.25%, 9/15/2010	275,000	283,250
11.0%, 10/1/2015	1,002,000	965,677
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	255,000	188,062
CSC Holdings, Inc.:
7.25%, 7/15/2008	170,000	171,913
7.875%, 12/15/2007	590,000	598,112
Series B, 8.125%, 7/15/2009	70,000	72,188
Series B, 8.125%, 8/15/2009	80,000	82,500
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012 (b)	75,000	78,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,875,000	2,085,937
EchoStar DBS Corp.:
6.625%, 10/1/2014	335,000	323,275
144A, 7.125%, 2/1/2016	260,000	254,150
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	76,400
Ford Motor Co., 7.45%, 7/16/2031 (b)	215,000	168,506
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	925,000	851,000
General Motors Corp., 8.375%, 7/15/2033 (b)	575,000	511,750
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,255,000	1,380,500
Gregg Appliances, Inc., 9.0%, 2/1/2013	95,000	87,756
Hertz Corp.:
144A, 8.875%, 1/1/2014	440,000	459,800
144A, 10.5%, 1/1/2016 (b)	115,000	126,213
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	195,000	195,244
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	780,000	748,800
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	370,000	367,225
Lear Corp.:
Series B, 5.75%, 8/1/2014	20,000	16,750
Series B, 8.11%, 5/15/2009 (b)	265,000	268,644
Levi Strauss & Co., 10.122%**, 4/1/2012 (b)	20,000	20,625
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	30,000	28,259
8.25%, 2/1/2030 (b)	190,000	186,688
8.5%, 7/15/2029	310,000	312,427
Linens 'n Things, Inc., 10.999%**, 1/15/2014 (b)	205,000	200,900
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	10,000	9,988
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	155,000	158,875
11.0%, 6/15/2012 (b)	75,000	69,375
MGM MIRAGE:
8.375%, 2/1/2011 (b)	190,000	197,362
9.75%, 6/1/2007	265,000	270,300
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	335,000	351,750
NCL Corp., 10.625%, 7/15/2014	80,000	78,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	530,000	438,575
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	465,000	489,412
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	95,000	101,888
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,265,000	1,283,975
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	220,000	218,350
10.78%**, 5/15/2010	430,000	445,050
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	1,400,000	1,403,500
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	865,000	902,844
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	490,000	477,750
Six Flags, Inc., 9.75%, 4/15/2013 (b)	610,000	564,250
Station Casinos, Inc., 6.5%, 2/1/2014	460,000	419,750
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	215,000	217,956
Toys "R" Us, Inc., 7.375%, 10/15/2018	120,000	89,700
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	1,255,000	1,228,331
TRW Automotive, Inc.:
11.0%, 2/15/2013	925,000	1,015,187
11.75%, 2/15/2013 EUR	155,000	222,555
United Auto Group, Inc., 9.625%, 3/15/2012	858,000	904,117
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	155,000	158,488
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	995,000	945,250
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	1,315,000	1,130,900
		28,269,804
Consumer Staples 1.0%
Birds Eye Foods, Inc., 11.875%, 11/1/2008	671,000	671,000
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	190,000	172,425
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	79,437
9.0%, 4/15/2031	945,000	1,108,663
Harry & David Holdings, Inc., 10.4%**, 3/1/2012	180,000	178,200
North Atlantic Trading Co., 9.25%, 3/1/2012	460,000	400,200
Swift & Co.:
10.125%, 10/1/2009	125,000	128,750
12.5%, 1/1/2010	45,000	45,900
Viskase Co., Inc., 11.5%, 6/15/2011	840,000	840,000
		3,624,575
Energy 2.7%
Belden & Blake Corp., 8.75%, 7/15/2012	905,000	923,100
Chaparral Energy, Inc., 8.5%, 12/1/2015	490,000	488,775
Chesapeake Energy Corp.:
6.25%, 1/15/2018	235,000	222,663
6.875%, 1/15/2016 (b)	590,000	585,575
7.75%, 1/15/2015 (b)	105,000	108,150
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	615,000	570,413
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	545,000	506,850
8.375%, 5/1/2016	500,000	513,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	340,000	348,500
Encore Acquisition Co., 6.0%, 7/15/2015	110,000	100,375
Frontier Oil Corp., 6.625%, 10/1/2011	170,000	167,875
Plains Exploration & Production Co.:
7.125%, 6/15/2014	330,000	353,925
Series B, 8.75%, 7/1/2012	310,000	329,375
Quicksilver Resources, Inc., 7.125%, 4/1/2016	145,000	137,025
Southern Natural Gas, 8.875%, 3/15/2010	700,000	735,345
Stone Energy Corp.:
6.75%, 12/15/2014	715,000	682,825
144A, 8.124%**, 7/15/2010	615,000	611,156
Transmeridian Exploration, Inc., 12.0%, 12/15/2010	225,000	222,750
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	1,395,000	1,496,137
8.75%, 3/15/2032	590,000	654,900
		9,759,464
Financials 3.9%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK) (b)	150,598	158,503
ACE Cash Express, Inc., 144A, 10.25%, 10/1/2014	75,000	75,375
Alamosa Delaware, Inc., 11.0%, 7/31/2010	290,000	316,463
Ashton Woods USA LLC, 9.5%, 10/1/2015	520,000	445,900
E*TRADE Financial Corp.:
7.375%, 9/15/2013	130,000	133,575
7.875%, 12/1/2015	110,000	116,325
8.0%, 6/15/2011	270,000	280,125
Ford Motor Credit Co.:
7.25%, 10/25/2011	1,395,000	1,319,385
7.375%, 10/28/2009	2,695,000	2,623,238
7.875%, 6/15/2010	685,000	668,433
GMAC LLC:
6.875%, 9/15/2011	3,220,000	3,242,102
8.0%, 11/1/2031	1,294,000	1,386,482
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	155,000	154,613
iPayment, Inc., 144A, 9.75%, 5/15/2014	160,000	164,400
Poster Financial Group, Inc., 8.75%, 12/1/2011	635,000	661,987
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	660,000	721,875
TIG Holdings, Inc., 144A, 8.597%, 1/15/2027	565,000	437,875
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	285,000	265,050
Universal City Development, 11.75%, 4/1/2010	955,000	1,029,012
		14,200,718
Health Care 0.4%
HCA, Inc., 6.5%, 2/15/2016 (b)	205,000	162,462
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	425,000	435,625
144A, 11.418%**, 6/15/2014	60,000	61,350
Tenet Healthcare Corp., 9.25%, 2/1/2015	965,000	915,544
		1,574,981
Industrials 3.1%
Allied Security Escrow Corp., 11.375%, 7/15/2011	300,000	301,500
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	728,000	774,410
American Color Graphics, 10.0%, 6/15/2010	285,000	183,825
Browning-Ferris Industries:
7.4%, 9/15/2035	540,000	496,800
9.25%, 5/1/2021	240,000	252,000
Case New Holland, Inc., 9.25%, 8/1/2011	790,000	838,387
Cenveo Corp., 7.875%, 12/1/2013	545,000	515,025
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	580,000	591,600
Congoleum Corp., 8.625%, 8/1/2008*	480,000	475,200
CPG International I, Inc.:
10.5%, 7/1/2013	590,000	601,800
12.39%**, 7/1/2012	200,000	204,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	75,000	74,250
7.625%, 2/1/2018	465,000	475,463
Education Management LLC, 144A, 8.75%, 6/1/2014	155,000	158,875
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	130,000	137,150
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	590,000	536,900
8.875%, 4/1/2012 (b)	665,000	665,000
Kansas City Southern:
7.5%, 6/15/2009	105,000	106,181
9.5%, 10/1/2008	870,000	914,587
Kinetek, Inc., Series D, 10.75%, 11/15/2006	815,000	815,000
Millennium America, Inc., 9.25%, 6/15/2008	275,000	283,250
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	350,000	362,688
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	115,000	117,300
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	60,000	66,750
Ship Finance International Ltd., 8.5%, 12/15/2013	175,000	170,625
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	395,000	420,675
Xerox Corp., 6.4%, 3/15/2016	365,000	365,913
		10,905,154
Information Technology 1.4%
L-3 Communications Corp.:
5.875%, 1/15/2015	835,000	807,862
Series B, 6.375%, 10/15/2015	270,000	265,950
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,240,000	1,109,800
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	490,000	482,038
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	625,000	654,688
UGS Corp., 10.0%, 6/1/2012	590,000	637,200
Unisys Corp., 7.875%, 4/1/2008	1,045,000	1,045,000
		5,002,538
Materials 4.0%
ARCO Chemical Co., 9.8%, 2/1/2020	1,845,000	2,084,850
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	160,000	94,000
Chemtura Corp., 6.875%, 6/1/2016	365,000	356,787
Constar International, Inc., 11.0%, 12/1/2012 (b)	75,000	67,313
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10% to 10/1/2014	420,000	348,989
Dayton Superior Corp.:
10.75%, 9/15/2008	120,000	124,200
13.0%, 6/15/2009 (b)	225,000	225,000
Equistar Chemical Funding, 10.625%, 5/1/2011	400,000	428,000
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	565,000	591,837
GEO Specialty Chemicals, Inc., 144A, 13.998%**, 12/31/2009	1,097,000	905,025
Greif, Inc., 8.875%, 8/1/2012	275,000	288,750
Hexcel Corp., 6.75%, 2/1/2015	680,000	659,600
Huntsman LLC, 11.625%, 10/15/2010	892,000	983,430
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	230,000	223,675
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	405,000	307,800
Lyondell Chemical Co., 10.5%, 6/1/2013	130,000	143,000
Massey Energy Co.:
6.625%, 11/15/2010	1,090,000	1,079,100
6.875%, 12/15/2013	250,000	234,375
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	907,000	798,160
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	775,000	851,671
144A, 13.0%, 9/30/2013	433,070	434,153
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	175,000	161,437
OM Group, Inc., 9.25%, 12/15/2011 (b)	265,000	276,262
Omnova Solutions, Inc., 11.25%, 6/1/2010	905,000	971,744
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	801,475	12,022
Pliant Corp., 11.85%, 6/15/2009 (PIK)	5	6
Radnor Holdings Corp., 11.0%, 3/15/2010*	100,000	11,250
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	142,000	152,295
TriMas Corp., 9.875%, 6/15/2012	515,000	485,387
United States Steel Corp., 9.75%, 5/15/2010	452,000	480,815
Witco Corp., 6.875%, 2/1/2026	130,000	115,050
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	310,000	269,700
		14,165,683
Telecommunication Services 1.7%
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	295,000	306,062
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	770,000	793,100
8.375%, 1/15/2014 (b)	535,000	545,700
Dobson Cellular Systems, 9.875%, 11/1/2012	295,000	318,600
Dobson Communications Corp., 8.875%, 10/1/2013	255,000	255,000
Insight Midwest LP, 9.75%, 10/1/2009	122,000	124,135
Intelsat Corp., 144A, 9.0%, 6/15/2016	130,000	135,850
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	290,000	292,537
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,385,000	1,430,298
Qwest Corp., 7.25%, 9/15/2025	510,000	507,450
Rural Cellular Corp., 9.875%, 2/1/2010	350,000	367,500
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	413,000	392,350
Ubiquitel Operating Co., 9.875%, 3/1/2011	265,000	286,863
US Unwired, Inc., Series B, 10.0%, 6/15/2012	455,000	500,500
Windstream Corp., 144A, 8.625%, 8/1/2016	20,000	21,575
		6,277,520
Utilities 3.2%
AES Corp., 144A, 8.75%, 5/15/2013	2,145,000	2,303,194
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,290,000	1,402,875
CMS Energy Corp., 8.5%, 4/15/2011 (b)	1,160,000	1,258,600
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	131,625
Mirant North America LLC, 7.375%, 12/31/2013	140,000	141,575
Mission Energy Holding Co., 13.5%, 7/15/2008	1,625,000	1,811,875
NRG Energy, Inc.:
7.25%, 2/1/2014	550,000	556,187
7.375%, 2/1/2016	1,225,000	1,238,781
Peabody Energy Corp., 7.375%, 11/1/2016	155,000	161,200
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,545,000	1,691,775
Sierra Pacific Resources:
6.75%, 8/15/2017	445,000	448,054
8.625%, 3/15/2014 (b)	230,000	249,246
		11,394,987
Total Corporate Bonds (Cost $104,523,605)		105,175,424

Foreign Bonds — US$ Denominated 27.6%
Consumer Discretionary 0.7%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,095,000	1,175,756
Shaw Communications, Inc., 8.25%, 4/11/2010	220,000	231,825
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	894,000	803,483
Unity Media GmbH, 144A, 10.375%, 2/15/2015	150,000	141,750
Vitro, SA de CV, Series A, 11.75%, 11/1/2013 (b)	85,000	89,887
		2,442,701
Energy 1.6%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	200,000	254,500
OAO Gazprom, 144A, 9.625%, 3/1/2013	725,000	860,938
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	900,000	987,750
8.0%, 11/15/2011	1,920,000	2,112,000
9.5%, 9/15/2027	720,000	952,200
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	290,000	350,105
Secunda International Ltd., 13.374%**, 9/1/2012	270,000	279,450
		5,796,943
Financials 0.8%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	840,000	970,200
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	690,000	665,574
Doral Financial Corp., 6.204%**, 7/20/2007	790,000	728,973
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	230,000	205,850
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	200,000	148,250
		2,718,847
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010	895,000	897,238
Industrials 0.6%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	395,000	421,663
10.25%, 6/15/2007	1,170,000	1,194,862
12.5%, 6/15/2012	430,000	470,850
Stena AB, 9.625%, 12/1/2012	110,000	117,563
		2,204,938
Information Technology 0.1%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	360,000	355,500
Materials 0.8%
Cascades, Inc., 7.25%, 2/15/2013	600,000	588,000
ISPAT Inland ULC, 9.75%, 4/1/2014	652,000	730,240
Novelis, Inc., 144A, 8.25%, 2/15/2015	915,000	873,825
Rhodia SA:
8.875%, 6/1/2011	201,000	211,050
10.25%, 6/1/2010 (b)	225,000	254,812
Tembec Industries, Inc., 8.625%, 6/30/2009	260,000	150,800
		2,808,727
Sovereign Bonds 21.3%
AID-Egypt, 4.45%, 9/15/2015	13,800,000	13,357,020
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	2,250,000	2,892,960
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	2,250,000	2,238,750
Dominican Republic:
144A, 8.625%, 4/20/2027	125,000	139,063
Series REG S, 9.5%, 9/27/2011	1,064,912	1,144,780
Federative Republic of Brazil:
8.75%, 2/4/2025	830,000	1,004,300
8.875%, 10/14/2019 (b)	1,170,000	1,414,530
11.0%, 1/11/2012	2,270,000	2,797,775
11.0%, 8/17/2040 (b)	2,295,000	3,022,515
14.5%, 10/15/2009	900,000	1,127,250
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	785,000	840,578
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	8,000
Province of Ontario, 2.65%, 12/15/2006 (b)	5,000,000	4,982,885
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	510,000	249,135
5.59%**, 8/3/2012 (PIK)	3,715,000	2,612,248
Republic of Colombia:
8.25%, 12/22/2014 (b)	85,000	95,370
10.0%, 1/23/2012	1,245,000	1,460,385
10.75%, 1/15/2013	335,000	412,888
Republic of Ecuador, Series REG S, 10.0%, 8/15/2030	855,000	853,717
Republic of El Salvador, 144A, 7.65%, 6/15/2035	1,555,000	1,703,502
Republic of Indonesia, 144A, 6.875%, 3/9/2017	1,470,000	1,517,775
Republic of Pakistan, 144A, 7.875%, 3/31/2036	965,000	974,650
Republic of Panama:
7.125%, 1/29/2026	630,000	667,170
9.375%, 1/16/2023	2,075,000	2,666,375
Republic of Peru, 7.35%, 7/21/2025 (b)	3,805,000	4,156,962
Republic of Philippines:
7.75%, 1/14/2031	295,000	322,288
8.0%, 1/15/2016	1,955,000	2,172,494
8.375%, 2/15/2011	465,000	505,106
9.375%, 1/18/2017	490,000	592,288
Republic of Turkey:
6.875%, 3/17/2036	855,000	803,700
7.25%, 3/15/2015	360,000	369,000
7.375%, 2/5/2025	50,000	50,375
8.0%, 2/14/2034	120,000	127,800
11.75%, 6/15/2010	2,045,000	2,400,319
12.375%, 6/15/2009	1,020,000	1,175,550
Republic of Uruguay:
7.625%, 3/21/2036	605,000	622,545
8.0%, 11/18/2022	955,000	1,033,787
9.25%, 5/17/2017	735,000	874,650
Republic of Venezuela:
7.65%, 4/21/2025	20,000	21,100
9.375%, 1/13/2034	765,000	957,397
10.75%, 9/19/2013	3,250,000	3,989,375
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	4,980,000	5,578,098
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	310,000	277,856
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	1,360,000	1,424,600
United Mexican States:
5.625%, 1/15/2017	364,000	363,818
8.3%, 8/15/2031	325,000	413,238
		76,415,967
Telecommunication Services 1.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	730,000	699,887
Embratel, Series B, 11.0%, 12/15/2008 (b)	79,000	86,900
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	115,000	108,100
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	310,000	337,512
Intelsat Ltd., 5.25%, 11/1/2008	315,000	304,763
Millicom International Cellular SA, 10.0%, 12/1/2013	190,000	204,488
Mobifon Holdings BV, 12.5%, 7/31/2010	920,000	1,016,613
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	660,000	681,450
144A, 10.125%, 7/15/2013 (b)	325,000	344,500
144A, 10.75%, 7/15/2016 (b)	240,000	256,800
Stratos Global Corp., 144A, 9.875%, 2/15/2013	435,000	391,500
		4,432,513
Utilities 0.3%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,145,000	1,181,846
Total Foreign Bonds — US$ Denominated (Cost $97,322,266)		99,255,220

Foreign Bonds — Non US$ Denominated 13.1%
Consumer Discretionary 0.2%
Codere Finance (Luxembourg) SA, 8.25%, 6/15/2015 EUR	175,000	239,546
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	295,000	352,035
		591,581
Energy 0.0%
Pemex Project Funding Master Trust, Series REG S, 6.375%, 8/5/2016 EUR	100,000	141,988
Financials 1.3%
Kreditanstalt fuer Wiederaufbau, 5.0%, 1/4/2009 EUR	3,350,000	4,388,053
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	180,000	225,139
		4,613,192
Materials 0.1%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	280,000	356,756
Sovereign Bonds 11.5%
Bundesrepublic Deutschland, Series 06, 4.0%, 7/4/20 EUR	4,125,000	5,375,191
Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	1,155,000	527,057
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	5,605,000	1,554,759
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	620,000	757,121
Kingdom of Spain, 3.15%, 1/31/2016 EUR	4,400,000	5,360,372
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	377	154
7.82%, 12/31/2033 (PIK) EUR	2,776,002	3,551,868
Republic of Greece:
4.5%, 9/20/2037 EUR	4,150,000	5,527,684
4.6%, 5/20/2013 EUR	3,400,000	4,517,899
4.65%, 4/19/2007 EUR	3,500,000	4,484,739
Republic of Turkey, 20.0%, 10/17/2007 TRY	74	51
United Kingdom Treasury Bond, 5.0%, 3/7/2008 GBP	5,150,000	9,822,894
		41,479,789
Total Foreign Bonds — Non US$ Denominated (Cost $46,788,766)		47,183,306

US Government Sponsored Agencies 1.8%
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012 (Cost $6,781,148)	5,750,000	6,273,348
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration 6/15/2009*	40	0
DeCrane Aircraft Holdings, Inc. 144A, Expiration 9/30/2008*	2,740	0
TravelCenters of America, Inc., Expiration 5/1/2009*	150	1,800
Total Warrants (Cost $629)		1,800
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	315,000	255,150
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	560,000	361,200
Total Other Investments (Cost $697,909)		616,350
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	10,608	7,956
GEO Specialty Chemicals, Inc. 144A*	966	724
IMPSAT Fiber Networks, Inc.*	3,214	29,280
Total Common Stocks (Cost $316,180)		37,960

Preferred Stocks 0.0%
Xerox Capital Trust I, 8.0% (Cost $124,875)	120,000	122,550

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc. 144A, 9.75%, (PIK) (Cost $139,250)	20	115,000
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 12.8%
US Treasury Bill, 4.95%***, 1/18/2007 (c)	1,200,000	1,187,130
US Treasury Bonds:
5.375%, 2/15/2031 (b)	6,780,000	7,361,066
6.25%, 8/15/2023(b)	11,150,000	12,975,813
US Treasury Note, 6.125%, 8/15/2007 (b)	24,250,000	24,456,512
Total US Treasury Obligations (Cost $45,912,488)		45,980,521
	Shares	Value ($)

Securities Lending Collateral 19.0%
Daily Assets Fund Institutional, 5.32% (d) (e) (Cost $68,151,578)	68,151,578	68,151,578

Cash Equivalents 13.2%
Cash Management QP Trust, 5.31% (f) (Cost $47,525,550)	47,525,550	47,525,550
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $418,284,244) +	117.0	420,438,607
Other Assets and Liabilities, Net (b)	(17.0)	(61,039,631)
Net Assets	100.0	359,398,976

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	480,000	USD 451,750	475,200
Grupo Iusacell SA de CV	10.0%	7/15/2004	115,000	USD 72,462	108,100
Oxford Automotive, Inc.	12.0%	10/15/2010	801,475	USD 82,524	12,022
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD 91,474	11,250
				698,210	606,572

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $420,834,435. At October 31, 2006, net unrealized depreciation for all securities based on tax cost was $395,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,838,578 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,234,406.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $66,557,331. In addition, included in other assets and liabilities is a pending sale, amounting to $463,923, that is also on loan. The value of all securities loaned at October 31, 2006 amounted to $67,021,254 which is 18.6% of net assets.

(c) At October 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

At October 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bonds	12/18/2006	34	3,491,129	3,477,359	(13,770)
10 Year Federal Republic of Germany Bond	12/7/2006	9	1,343,731	1,353,363	9,632
10 Year Japanese Government Bond	12/11/2006	15	17,170,981	17,247,659	76,678
United Kingdom Treasury Bond	12/27/2006	82	17,167,179	17,207,654	40,475
Total net unrealized appreciation					113,015

At October 31, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	12/15/2006	174	13,817,147	13,819,877	(2,730)
10 Year US Treasury Note	12/19/2006	82	8,784,766	8,873,937	(89,171)
2 Year Federal Republic of Germany Bond	12/7/2006	134	17,774,285	17,769,411	4,874
2 Year US Treasury Note	12/29/2006	43	8,773,213	8,789,469	(16,256)
Total net unrealized depreciation					(103,283)

At October 31, 2006, open credit default swap sold was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligations	Unrealized Appreciation ($)
10/2/2006-12/20/2011	6,800,000+	Fixed — 3.25%	DJ CDX High Yield	112,062
Counterparties: + JPMorgan Chase

As of October 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	500,000	USD	642,345	12/6/2006	2,468
USD	339,177	IDR	3,127,214,000	12/13/2006	4,001
EUR	55,067	USD	71,469	12/13/2006	1,023
USD	2,766,818	AUD	3,649,000	1/29/2007	51,956
USD	3,580,392	CAD	4,023,000	1/29/2007	12,808
USD	5,916,148	EUR	4,677,000	1/29/2007	84,250
USD	7,836,601	GBP	4,172,000	1/29/2007	130,053
USD	8,368,808	SGD	13,093,000	1/29/2007	76,090
Total net unrealized appreciation					362,649
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	2,200,000	USD	2,814,306	12/6/2006	(1,150)
GBP	3,350,000	USD	6,372,370	12/6/2006	(22,596)
GBP	1,850,000	USD	3,516,610	12/6/2006	(14,939)
USD	16,395,423	JPY	1,900,000,000	12/6/2006	(46,075)
USD	4,986,817	JPY	575,000,000	12/6/2006	(38,988)
EUR	53,878	USD	68,709	12/13/2006	(216)
EUR	790,567	USD	1,008,190	12/13/2006	(3,167)
EUR	3,191,440	USD	4,071,065	12/13/2006	(11,682)
EUR	280,000	USD	357,252	1/5/2007	(1,316)
EUR	40,000	USD	50,447	1/12/2007	(794)
CHF	12,346,000	USD	9,845,295	1/29/2007	(177,447)
JPY	1,552,433,600	USD	13,201,864	1/29/2007	(251,127)
NOK	19,987,000	USD	3,032,929	1/29/2007	(40,210)
SEK	14,557,000	USD	2,001,100	1/29/2007	(27,850)
Total net unrealized depreciation					(637,557)
Currency Abbreviations

AUD Australian Dollar

ARS Argentine Peso

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

IDR Indonesian Rupiah

JPY Japanese Yen

MYR Malaysian Ringgit

NOK Norwegian Krone

SEK Swedish Krona

SGD Singapore Dollar

TRY New Turkish Lira

USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $302,607,116) — including $66,557,331 of securities loaned	$ 304,761,479
Investment in Cash Management QP Trust (cost $47,525,550)	47,525,550
Investment in Daily Assets Fund Institutional (cost $68,151,578)*	68,151,578
Total investments in securities, at value (cost $418,284,244)	420,438,607
Cash	694,015
Foreign currency, at value (cost $1,061,160)	1,066,246
Receivable for investments sold	2,712,429
Interest receivable	5,773,263
Receivable for daily variation margin on open futures contract	72,344
Receivable for Fund shares sold	564,026
Foreign taxes recoverable	199,448
Unrealized appreciation on forward foreign currency exchange contracts	362,649
Unrealized appreciation on credit default swap contract	112,062
Other assets	24,550
Total assets	432,019,639
Liabilities
Payable for investments purchased	2,730,173
Payable upon return of securities loaned	68,151,578
Payable for Fund shares redeemed	359,318
Unrealized depreciation on forward foreign currency exchange contracts	637,557
Accrued management fee	170,849
Other accrued expenses and payables	571,188
Total liabilities	72,620,663
Net assets, at value	$ 359,398,976

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	3,539,763
Net unrealized appreciation (depreciation) on: Investments	2,154,363
Credit default swaps	112,062
Futures	9,732
Foreign currency related transactions	(249,311)
Accumulated net realized gain (loss)	(112,659,278)
Paid-in capital	466,491,645
Net assets, at value	$ 359,398,976
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($313,753,261 ÷ 67,078,918 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.68
Maximum offering price per share (100 ÷ 95.50 of $4.68)	$ 4.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,326,106 ÷ 4,773,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.68

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($21,641,086 ÷ 4,597,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.71
Class S Net Asset Value, offering and redemption price(a) per share ($1,678,523 ÷ 358,555 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.68

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends	$ 46,420
Interest (net of foreign taxes withheld of $1,359)	21,544,461
Interest — Cash Management QP Trust	1,010,820
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	89,062
Total Income	22,690,763
Expenses: Management fee	2,033,921
Services to shareholders	844,687
Custodian fees	72,194
Distribution service fees	1,155,616
Auditing	62,670
Legal	18,176
Trustees' fees and expenses	26,590
Reports to shareholders	99,048
Registration fees	74,725
Other	72,615
Total expenses before expense reductions	4,460,242
Expense reductions	(71,393)
Total expenses after expense reductions	4,388,849
Net investment income	18,301,914
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,405,508
Credit default swaps	(866,142)
Futures	(93,510)
Foreign currency related transactions	1,669,057
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
2,114,913
Net unrealized appreciation (depreciation) during the period on: Investments	7,017,036
Credit default swaps	363,319
Futures	202,533
Foreign currency related transactions	(177,789)
7,405,099
Net gain (loss) on investment transactions	9,520,012
Net increase (decrease) in net assets resulting from operations	$ 27,821,926

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 18,301,914	$ 21,231,255
Net realized gain (loss) on investment transactions	2,114,913	14,059,271
Net unrealized appreciation (depreciation) during the period on investment transactions	7,405,099	(17,838,411)
Net increase (decrease) in net assets resulting from operations	27,821,926	17,452,115
Distributions to shareholders from: Net investment income: Class A	(25,662,910)	(19,631,121)
Class B	(1,879,851)	(1,783,899)
Class C	(1,451,500)	(1,042,921)
Class S	(99,658)	(18,459)
Fund share transactions: Proceeds from shares sold	47,193,078	55,839,175
Reinvestment of distributions	20,154,437	15,351,617
Cost of shares redeemed	(77,015,280)	(96,121,116)
Redemption fees	3,256	4,615
Net increase (decrease) in net assets from Fund share transactions	(9,664,509)	(24,925,709)
Increase (decrease) in net assets	(10,936,502)	(29,949,994)
Net assets at beginning of period	370,335,478	400,285,472
Net assets at end of period (including undistributed net investment income of $3,539,763 and $10,395,582, respectively)	$ 359,398,976	$ 370,335,478

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.76	$ 4.53	$ 4.08	$ 4.33
Income (loss) from investment operations: Net investment income[a]	.24	.26	.28	.27	.32
Net realized and unrealized gain (loss) on investment transactions	.13	(.05)	.25	.49	(.21)
Total from investment operations	.37	.21	.53	.76	.11
Less distributions from: Net investment income	(.38)	(.28)	(.30)	(.10)	(.25)
Tax return of capital	—	—	—	(.21)	(.11)
Total distributions	(.38)	(.28)	(.30)	(.31)	(.36)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 4.68	$ 4.69	$ 4.76	$ 4.53	$ 4.08
Total Return (%)[b]	8.37[c]	4.48	12.01	19.05	2.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	314	320	334	329	300
Ratio of expenses before expense reductions (%)	1.14	1.16	1.05	1.12	1.12
Ratio of expenses after expense reductions (%)	1.13	1.16	1.05	1.12	1.12
Ratio of net investment income (loss) (%)	5.24	5.53	6.01	6.11	7.54
Portfolio turnover rate (%)	175	130	169	180	86

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.76	$ 4.52	$ 4.08	$ 4.33
Income (loss) from investment operations: Net investment income[a]	.20	.22	.24	.23	.29
Net realized and unrealized gain (loss) on investment transactions	.13	(.05)	.25	.48	(.21)
Total from investment operations	.33	.17	.49	.71	.08
Less distributions from: Net investment income	(.34)	(.24)	(.25)	(.08)	(.23)
Tax return of capital	—	—	—	(.19)	(.10)
Total distributions	(.34)	(.24)	(.25)	(.27)	(.33)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 4.68	$ 4.69	$ 4.76	$ 4.52	$ 4.08
Total Return (%)[b]	7.45[c]	3.53[c]	11.03	18.08	1.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	29	46	71	82
Ratio of expenses before expense reductions (%)	2.16	2.22	1.94	1.94	1.94
Ratio of expenses after expense reductions (%)	1.94	2.04	1.94	1.94	1.94
Ratio of net investment income (loss) (%)	4.43	4.65	5.12	5.29	6.73
Portfolio turnover rate (%)	175	130	169	180	86

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 4.72	$ 4.79	$ 4.56	$ 4.11	$ 4.36
Income (loss) from investment operations: Net investment income[a]	.20	.22	.24	.24	.29
Net realized and unrealized gain (loss) on investment transactions	.13	(.05)	.25	.49	(.20)
Total from investment operations	.33	.17	.49	.73	.09
Less distributions from: Net investment income	(.34)	(.24)	(.26)	(.09)	(.23)
Tax return of capital	—	—	—	(.19)	(.11)
Total distributions	(.34)	(.24)	(.26)	(.28)	(.34)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 4.71	$ 4.72	$ 4.79	$ 4.56	$ 4.11
Total Return (%)[b]	7.41[c]	3.58	11.08	18.20	2.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	20	20	20	15
Ratio of expenses before expense reductions (%)	1.94	2.04	1.90	1.79	1.76
Ratio of expenses after expense reductions (%)	1.93	2.04	1.90	1.79	1.76
Ratio of net investment income (loss) (%)	4.44	4.65	5.16	5.44	6.90
Portfolio turnover rate (%)	175	130	169	180	86

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[b]	.25	.20
Net realized and unrealized gain (loss) on investment transactions	.13	(.17)
Total from investment operations	.38	.03
Less distributions from: Net investment income	(.39)	(.22)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 4.68	$ 4.69
Total Return (%)	8.57[c]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	.96	1.01*
Ratio of expenses after expense reductions (%)	.95	1.01*
Ratio of net investment income (loss) (%)	5.42	5.76*
Portfolio turnover rate (%)	175	130

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Strategic Income Fund (formerly Scudder Strategic Income Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $110,228,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($16,279,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000) and October 31, 2014 ($4,982,000), the respective expiration dates, whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,209,607
Capital loss carryforwards	$ (110,228,000)
Net unrealized appreciation (depreciation) on investments	$ (395,828)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 29,093,919	$ 22,476,400

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $397,876,260 and $452,098,895, respectively. Purchases and sales of US Treasury securities aggregated $179,037,537 and $178,831,421, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to the annual rates as follows:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

For the period November 1, 2005 through January 31, 2006, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, C and S shares, respectively (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

For the period November 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class B at 0.933% (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Effective October 1, 2006 through September 30, 2007, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.93% and 1.89% of average daily net assets for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses and fee savings).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 465,570	$ —	$ 162,367
Class B	98,302	53,075	34,747
Class C	36,207	—	13,024
Class S	2,406	—	764
	$ 602,485	$ 53,075	$ 210,902

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 184,426	$ 13,585
Class C	147,714	13,318
	$ 332,140	$ 26,903

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 715,106	$ 116,224.23%
Class B	60,343	8,110.25%
Class C	48,027	7,698.24%
	$ 823,476	$ 132,032

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $34,736.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $67,188 and $2,361, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $11 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,720, of which $7,320 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor agreed to reimburse the Fund $5,091, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the Fund's custodian fees were reduced by $2,019 and $11,208, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,423,407	$ 34,286,687	$ 9,378,014	$ 45,206,291
Class B	801,269	3,707,169	881,126	4,247,055
Class C	1,623,651	7,541,011	1,162,988	5,632,376
Class S	357,625	1,658,211	156,958*	753,453*
		$ 47,193,078		$ 55,839,175
Shares issued to shareholders in reinvestment of distributions
Class A	3,884,270	$ 17,881,360	$ 2,809,875	$ 13,479,876
Class B	260,297	1,198,493	231,903	1,113,390
Class C	215,421	998,001	154,228	744,362
Class S	16,631	76,583	2,933*	13,989*
		$ 20,154,437		$ 15,351,617
Shares redeemed
Class A	(12,486,137)	$ (57,665,650)	$ (14,122,551)	$ (68,030,958)
Class B	(2,453,697)	(11,327,056)	(4,558,729)	(21,963,396)
Class C	(1,574,762)	(7,312,061)	(1,243,233)	(6,023,002)
Class S	(153,874)	(710,513)	(21,718)*	(103,760)*
		$ (77,015,280)		$ (96,121,116)
Redemption fees		$ 3,256		$ 4,615
Net increase (decrease)
Class A	(1,178,460)	$ (5,495,524)	$ (1,934,662)	$ (9,340,893)
Class B	(1,392,131)	(6,421,356)	(3,445,700)	(16,602,930)
Class C	264,310	1,228,086	73,983	354,432
Class S	220,382	1,024,285	138,173*	663,682*
		$ (9,664,509)		$ (24,925,709)

* For the period February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

J. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $18,275 for losses incurred on trades executed incorrectly. In addition, the Advisor fully reimbursed the Fund $2,106 for a loss incurred in violation of investment restrictions. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Fund (formerly Scudder Strategic Income Fund) (the "Fund"), including the investment portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2006

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $51,062, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board, which included the effect of an expense cap for Class B shares that expired on October 1, 2006, showed that the Fund's management fee rate was at the 44th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 74th percentile for Class A shares, the 80th percentile for Class B shares, the 80th percentile for Class C shares, and the 67th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

In light of the expense rankings, the Board recommended caps on total expenses through September 30, 2007 as follows: 1.932% for Class B shares and 1.894% for Class C shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the total expense ratio was above the median of the peer universe for each share class, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		66
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	66
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	66
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	66
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	66
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	66
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		69
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	23337K 101	23337K 200	23337K 309
Fund Number	010	210	310
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KSTSX
Fund Number	2391

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Strategic Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS STRATEGIC INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$54,443	$0	$7,424	$0
2005	$53,667	$0	$7,318	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$7,424	$316,254	$891,699	$1,215,377
2005	$7,318	$70,570	$33,307	$111,195

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006